Exhibit 99.1



                                INGRAM MICRO INC.

                                   CERTIFICATE
                           OF CHIEF EXECUTIVE OFFICER



TO: Securities and Exchange Commission

In my capacity as chief executive officer of Ingram Micro Inc., I hereby certify that, to the best of my knowledge, Ingram Micro's periodic report on Form 10-Q for the fiscal period ended June 29, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and information contained in such periodic report fairly presents, in all material respects, the financial condition and results of operations of Ingram Micro.



/s/ Kent B. Foster
-------------------------------------
Kent B. Foster
Chairman and Chief Executive Officer
Ingram Micro Inc.

Dated: August 13, 2002